UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 3, 2019

NORTHERN OIL AND GAS, INC.
(Exact name of Registrant as specified in its charter)

Delaware	001-33999	95-3848122
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

601 Carlson Parkway, Suite 990 Minnetonka, Minnesota	55305
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code   (952) 476-9800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	NOG	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02. Unregistered Sales of Equity Securities

As previously disclosed, during the second and third quarters of 2018, Northern Oil and Gas, Inc. (the “Company”) entered into and closed ten independent, separately negotiated exchange agreements with holders of the Company’s previously outstanding 8.00% senior unsecured notes due 2020 (the “Notes”) pursuant to which, in total during 2018, the Company issued 32.8 million shares of common stock in exchange for $100.5 million in principal amount of the Notes.

Pursuant to the exchange agreements governing these exchanges, with limited exceptions, the Company subjected the holders to lock-up provisions restricting their ability to sell the shares of common stock issued to them. The periods during which the lock-up provisions were applicable were of varying lengths and subject to varying exceptions. Generally, if at the end of the applicable lock-up period, the Company’s common stock trades below specified levels, the Company could be required to pay the applicable holder additional consideration either in the form of cash or additional shares of common stock, at the Company’s option. In settlement of such obligations, the Company issued the following shares of common stock on the dates indicated: April 1, 2019 – 487,691 shares; April 3, 2019 – 184,230 shares; May 1, 2019 – 905,382 shares; May 3, 2019 – 120,769 shares; June 3, 2019 – 3,312,319 shares; and June 5, 2019 – 239,488 shares. The maximum value of the Company’s potential remaining obligations under the exchange agreements after June 5, 2019 is capped at $3.6 million. To the extent any such amounts become due, they may be settled in cash or additional shares of common stock at the Company’s option.

The issuance of the shares of common stock described above was made in reliance on the exemption from registration provided in Section 3(a)(9) of the Securities Act of 1933, as amended.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 7, 2019	NORTHERN OIL AND GAS, INC. By /s/ Erik J. Romslo Erik J. Romslo Executive Vice President, General Counsel and Secretary